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                                                                    EXHIBIT 23.1

                              ACCOUNTANTS' CONSENT

The Board of Directors
Orbital Sciences Corporation and subsidiaries:

We consent to the use of our reports incorporated herein by reference, which reports appear in the Company's registration statement (No. 333-48679) on Form S-3 and/or in the Company's 1997 annual report on Form 10-K.

                                                           KPMG PEAT MARWICK LLP

Washington, D.C.
April 15, 1998